Exhibit 99.1

© 2 0 2 3 S U R F A I R M O B I L I T Y I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 3

F o r w ard L ooking S t a t ements A c t o f 1 9 3 3, as amended, and Se c tion 2 1 E o f the Securities E x change A c t o f 1 9 34, as amended. Forward - looking statements in this presentation include, among other things, statements about Surf Air Mobility Inc.’s (“Surf Air Mobility” or the “ C ompa n y”) e xpe c t a tions r egarding capi t al r e q ui r ements, e xpenses, s ales and oper a tions; f u t u r e customer concentration; development of hybrid - elec tric and f u l ly elec tric po w e r train t echnolo g y ; regulatory approval and market entry of hybrid - elec tric and f u l ly - ele c tric po w e r train t echnolo g y ; ability to anticipate the future needs of the air mobility market; projected size of the air mobility ma r k et; f u t u r e t r ends in the a vi a tion indust r y , genera l l y ; plans f or f u t u r e produ cts and or “ c ontinu e ”, or the neg ati v es o f these t erms or vari a tions o f them or similar t erminolo g y . This which a r e not proje c tions but which a r e f o r ward looking, and are subject to significant, business, wi l l va r y and those vari a tions m a y be m a terial. Nothing in this presentation should be regarded as a securities laws, including Section 27A of the Securities no duty to update these goals and targets. Forward - looking statements (including goal and targets) are based on the opinions and estimates of management a t the d a t e the s t a t ements a r e made and a r e subject to a variety of risks and uncertainties and other factors that could cause actual events or results to diﬀer materially from those anticipated in the f o r ward - looking s t a t ements (including goals and targets). Although the Company believes that the e xpe c t a tions r e fl e c t ed in the f o r ward - looking s t a t ements (including goals and t a r gets) a r e r easonable, the r e c an be no assurance th a t such e xpe c t a tions wi l l pr ov e to be c orr e c t . The C ompa n y cannot guarantee future results, level of activity, pe r f ormance or achie v ements and the r e is no “could”, “might”, “plan”, “possible”, “project”, “strive”, Factors” contained in the Company’s registration “bu d get”, “ f o r e c ast”, “ e xpe c t”, “in t end”, “wi l l”, s t a t ement on F orm S - 1/ S - 4 ( F ile N o . 33 3 - 2 7 2 4 0 3). C ompa ny f aces. The r e m a y be other risks and uncertainties that the Company is unable to identify p resen t a tion also c on t ains ce r t ain goals and t a r gets a t this time or th a t the C ompa ny does not currently e xpe c t to h av e a m a t erial impa c t on its business. If any of those risks or uncertainties develops into an e c onomi c , r e g ul a to r y and c ompetiti v e unce r t ainties a c t ual ev en t , it c ould h av e a m a t erial ad v erse e ﬀ e c t and c ontingencies, man y o f which a r e be y ond the on the C ompa ny ’ s business. c ontrol o f the C ompa ny and its managemen t , and a r e not to place undue r eliance on such s t a t ements or information. The Company does not undertake any C e r t ain in f orma tion in this p resen t a tion a r e “ f o r ward - r ep r esen t a tion by a n y person th a t these goals and oblig a tion to upd a t e or r evise a n y f o r ward - looking looking statements” within the meaning of the federal targets will be achieved and the Company undertakes statements, whether as a result of new information, future events or otherwise, except as required by securities and other appli c able laws. Southern A c q uisition References to the “Southern Acquisition” refer to the business combination transaction pursuant to which, immediately prior to the direct listing, a wholly - owned subsidiary of Surf Air Mobility will be merged with and into Southern Airways Corp. (“Southern”), aft er which Southern wi l l be a who l ly - owned subsidiary of Surf Air Mobility. Information that is presented on a “pro forma” basis refers to unaudited pro forma condensed combined financial data enhancements of existing products; future growth the same, in whole or in part, as those set out in the X which gives eﬀect to, among other things, the strategy and growth rate; future intellectual property; forward - looking statements (including goals and internal reorganization, the Southern Acquisition and and anticip a t ed t r ends and cha l lenges in the ma r k ets t a r gets). A de t ailed discussion o f principal risks and r el a t ed e q uity c o n v ersions and tran s a c tion c osts. in which the Company operates. In some cases, you uncertainties which may cause actual results and c an identi fy f o r ward - looking s t a t ements by ev ents to di ﬀ er m a t eria l ly f rom such f o r ward - looking U se Of T rademar ks terminology such as “pro forma”, “may”, “should”, statements is included in the section titled “Risk This Presentation contains trademarks, service marks, trade names and c opyrights o f Su r f A ir Mobilit y , “estimate”, “anticipate”, “believe”, “predict”, “potential” These are not the only risks and uncertainties that the Southern, and Surf Air Global Ltd. and other companies, which are the property of their respective owners. I ndust ry And Mar k et D a t a U nless othe r wise indi c a t ed, in f orma tion c on t ained in this presentation concerning the Company’s industry, c ompetiti v e position and the ma r k ets in which it based upon assumptions with respect to future Forward - looking statements speak only as of the date operates is based on information from independent decisions, which are subject to change. Actual results they are made. Prospective investors are cautioned industry and research organizations, other third - party sources and management estimates. Management estimates are derived from publicly available in f orma tion r eleased by independent indust r y analysts and other third - party sources, as well as data from the Company’s internal research, and are based on assumptions made by the C ompa ny upon reviewing such data, and the Company’s experience in, and knowle d ge o f , such indust r y and ma r k ets, which the C ompa ny belie v es to be r easonable. While the C ompa ny belie v es th a t such third - pa r ty in f orma tion is r eliable, the C ompa ny has not independently verified, and makes no representation as to the accura c y or c omple t eness o f , such third - party information. In addition, goals, targets, assumptions and estimates of the future performance of the industry in which the Company operates and the Company’s future performance are necessarily subject to uncertainty and risk due to a variety of f a c tors, including those described ab ov e. These and representation that the actual results achieved will be prepared in accordance with Article 11 of Regulation S - other factors could cause results to diﬀer materially from those expressed in the estimates made by independent pa r ties and by the C ompa n y . Disclaimer © 2 0 2 3 S U R F A I R M O B I L I T Y I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 3

SAM

Surf Air Mobility aims to be first to commercialize green regional air travel



SAM
©2023 SURF AIR MOBILITY
INVESTOR PRESENTATION | SEPTEMBER 2023

WHY IT MATTERS

If you make planes electric, everyone can afford it

As flying becomes cheaper for both passengers and operators, we can reimagine regional mobility



Example illustration of point-to-point regional flight network

SAM ©2023 SURF AIR MOBILITY

INVESTOR PRESENTATION | SEPTEMBER 2023

LARGE ADDRESSABLE MARKET

Electric airplanes will unlock a new mass transit solution

We can replace long drives and overcrowded commercial airports with seamless point-to-point air travel

$75-115B

Global TAM by 2035 [1]

~5000

Airports available for public use in the U.S. [2]

"Innovative propulsion… could usher in a new era of frequent, convenient passenger flights on small regional aircraft."

McKinsey & Company
May 2023

"Regional Air Mobility (RAM) will fundamentally change how we travel by bringing the convenience, speed, and safety of air travel to all Americans, regardless of their proximity to a travel hub or urban center."

NASA
April 2021

(1) "Short-haul flying redefined: The promise of regional air mobility", McKinsey & Company 2023
(2) "Regional Air Mobility", NASA 2021

SAM ©2023 SURF AIR MOBILITY

INVESTOR PRESENTATION | SEPTEMBER 2023

OUR APPROACH

Uniquely positioned to commercialize electric aircraft

Investment in electrification technology *and* network growth will help us win the space

Fastest path to electrification



- Upgrading existing aircraft through de-risked & capital-efficient Supplemental Type Certification
- Exclusive relationship with Textron Aviation
- Dual-certification: Hybrid & Fully-electric variants

Established Regional Air Mobility (“RAM”) platform



- We own the largest commuter airline in the U.S.[1]
- Large Caravan fleet order creates competitive advantage
- Off-fleet operator platform
- Rapidly scaling platform to plug in future electrified aircraft

Note: all images represent an illustrative configuration of the EP1 aircraft and powertrain

(1) By scheduled departures

©2023 SURF AIR MOBILITY
INVESTOR PRESENTATION | SEPTEMBER 2023

$101M WHERE WE FIT PUBLIC REVENUE C O N S U M E R SE R VIC E S U R F A I R M O B I L I T Y UNI Q U E A D V AN T A G E S Unique, exclusive relationship with largest general aviation manufacturer Flying passengers tod a y on es t ablished c onsumer brands Speed to ma r k et by using e xisting airpo r t in f rastru c t ur e Capi t al - e fficient outsou r ced R&D (1) Sou r ce: Crunchbase (2) Source: Yahoo Finance & Dealbook (3) Y ahoo F inance, ’ 22 Blade A ir Mobility In c . (4) Reflective of current funding agreements (5) U n a udi t ed pro f orma c ombined r e v enue f or the y ear ended December 31, 2022 D if f e r enti a t ed mo a t vs. peers ELE C . IP $1 2 1M MARKET CA P / V A L U . $8 5 0M CAPI T A L 2 $1 4 0 - 2 10M $ 5 0M $2.4B $886M $146M 3 $ 2 30M $ 4 15M $2B $1.1B $5B $2.2B $ 5 4 0M $1.3B 4 Future Future Future RAISED 1 5

PARTNERSHIPS (1)

Unprecedented commercial relationships

Our leading position in regional air mobility has enabled us to put commercial relationships in place with industry-leading companies across the value chain

Cessna BY TEXTRON AVIATION

Aircraft

One of the largest general aviation manufacturers[1]

- Exclusive relationship to electrify Cessna Grand Caravan EX
- Electrified Caravan will be distributed by Textron Aviation to global customer base
- Large fleet order guarantees pricing and supply to scale RAM platform

Palantir

Software

Leading developer of platforms for data-driven & AI operations

- Co-developing definitive software / AI solutions for RAM industry
- Leverage AI & ML for ACaaS[2] product

AeroTEC

Certification

Tier-1 aerospace supplier to top OEMs

- Certifying demonstrated electrification technology for Cessna Caravan
- Exclusive agreement for Cessna Caravan models
- SAM will own Supplemental Type Certification IP

(1) By units sold
(2) Aircraft-as-a-Service (ACaaS) is a product SAM intends to offer, bundling aircraft leasing, powertrain maintenance and operating software for both conventional internal combustion and electrified aircraft

SAM ©2023 SURF AIR MOBILITY

INVESTOR PRESENTATION | SEPTEMBER 2023

PARTNERSHIPS (2)

Unprecedented commercial relationships

Our leading position in regional air mobility has enabled us to put commercial relationships in place with industry-leading companies across the value chain

Partner	Area	Benefits
Jetstream Aviation Capital	**Aircraft financing** Largest global aircraft lessor for commercially-operated turboprops	Efficient off balance sheet financing of up to $450M of aircraft Flexible capital to seed aircraft financing program Jetstream to order electrified powertrain for existing customer base
SkyWest Airlines	**Pilots** Largest regional airline in the U.S.	Pilot pipeline agreement creates competitive advantage for pilot recruitment
Signature Flight Support	**Ground operations** World's largest network of Fixed Based Operators	Preferred ground infrastructure in our key markets Future Sustainable Aviation Fuel provider Potential to co-develop ground infrastructure for RAM expansion

©2023 SURF AIR MOBILITY
INVESTOR PRESENTATION | SEPTEMBER 2023

FLYWHEEL OF GROWTH

Unique business fuels growth of regional air mobility market

An integrated model enables passenger (B2C) and operator (B2B) expansion with electrification expanding margins and accelerating growth further.

1 Network Expansion

Growing passengers & operators


MORE PASSENGERS
MORE PLANES
LOWER COSTS
SAM

2 Aircraft-as-a-Service[1]

Leasing + Software for operators

3 Electrified Aircraft

Selling electrified powertrains & maintenance services to operators

(1) Aircraft-as-a-Service (ACaaS) is a product SAM intends to offer, bundling aircraft leasing, powertrain maintenance and operating software for both conventional internal combustion and electrified aircraft

SAM ©2023 SURF AIR MOBILITY
INVESTOR PRESENTATION | SEPTEMBER 2023

INTRODUCING THE EP1

Our first aircraft:
Electrified Cessna Grand Caravan EX


EP1
SURFAIR
ELECTRIC

	EP1 ELECTRIC	EP1 HYBRID
Emissions Reduction[1]	100%[2]	50%[2]
Cost Reduction[2]	50%[3]	25%[3]
	Planned range expansion via periodic upgrades	Designed so that no charging stations are needed Sustainable Fuel Capable

(1) Based on management's analysis and subject to various assumptions including, among other things, airplane useful payload, no increase in propulsion system weight compared to 'baseline' combustion model and the availability of 350 W*h/kg batteries
(2) Targeted maximum direct emissions reduction compared to 'baseline' combustion Grand Caravan aircraft.
(3) Targeted maximum direct operating cost, energy and engine maintenance, reduction compared to 'baseline' combustion Grand Caravan aircraft.

SAM ©2023 SURF AIR MOBILITY
INVESTOR PRESENTATION | SEPTEMBER 2023

COMMERCIALIZATION STRATEGY

Well-defined commercial path to market

Electrifying one of the world's most prolific aircraft leverages existing scale and manufacturer's distribution to bring electric planes online

1

Owned & operated fleet

Upgrade Surf Air's existing fleet and new order of up to 150 aircraft



2

Operator relationships

Deploy aircraft to operator partners through Aircraft-as-a-Service (ACaaS)[1] product



(1) Aircraft-as-a-Service (ACaaS) is a product SAM intends to offer, bundling aircraft leasing, powertrain maintenance and operating software for both conventional internal combustion and electrified aircraft

3

OEM direct distribution

Exclusive sales & marketing agreement with Textron Aviation

Cessna
BY TEXTRON AVIATION

SAM ©2023 SURF AIR MOBILITY

INVESTOR PRESENTATION | SEPTEMBER 2023

IMPACT ON BUSINESS

Fast growing mobility platform with diversified revenue streams

We are the largest commuter airline in the U.S. by scheduled departures

OUR AIR MOBILITY NETWORK TODAY



2022

$101M	Revenue
	~47% Scheduled air service[1]
	~32% Recurring government contracts[2]
	~21% Off-fleet platform[3]
~450K	Passengers
~75K	Flights
48	Destinations

(1) Scheduled Service includes Surf Air scheduled service revenue and Southern Passenger revenue and Other revenue.
(2) EAS is Southern Essential Air Service and other subsidy revenue.
(3) On Demand includes Surf Air on demand revenue and Southern charter revenue.

SAM ©2023 SURF AIR MOBILITY

INVESTOR PRESENTATION | SEPTEMBER 2023

NETWORK GROWTH

We plan to grow our network across ~30 U.S. regional networks with ~200 tier 1 routes[1]



Illustrative visualization of regional network shown

1. We define "tier 1" routes as those routes (1) that are part of the largest U.S. 100 to 500 mile travel markets measured by annual trips taken between any two metros in the United States; (2) with airport pairs optimized on the zipcode level using demographic data such as household income, STEM employees and property value; (3) that typically do not have direct airport-to-airport competition; and (4) based on a regional air mobility consumer preference and price point survey of approximately 2,500 people in the United States and the European Union, as well as management's analysis, we believe can support operations pre-electrification with average fares of approximately $250 to $300 per seat per trip.

SAM ©2023 SURF AIR MOBILITY

INVESTOR PRESENTATION | SEPTEMBER 2023

REVENUE HIGHLIGHT

On Demand regional charter


SURFAIR
SURFAIR

Tech-enabled regional charter platform that re-organizes and makes existing aircraft & pilot assets more accessible within a marketplace

HIGHLIGHTS

Focus on regional market

Not supply constrained

Asset-light

Tech-enabled DTC platform

2022
On demand platform stats

Average bookings per month	~220
Average $ per booking	~$8000
Average flight range	~500 miles

We believe our growth will come from

Strategic supplement within scheduled service market

Branded, differentiated experience

DTC platform technology

SAM ©2023 SURF AIR MOBILITY

INVESTOR PRESENTATION | SEPTEMBER 2023

REVENUE HIGHLIGHT

Essential Air Service ("EAS")

High quality revenue base with upside growth potential as we continue to expand our EAS market footprint


SURFAIR

HIGHLIGHTS

Government contracted

Recurring

Profitable route economics

Strong market position

2023 EAS stats

EAS routes in the network	19
EAS routes added in the last 12 months	8
3 year average renewal rate	100%
Average annual contract value	$2.8M

We believe our growth will come from

Total EAS market size[1]	+$400M
EAS routes[1]	178

(1) Subsidized EAS reports May 2023, U.S. DOT

SAM ©2023 SURF AIR MOBILITY

INVESTOR PRESENTATION | SEPTEMBER 2023

IMPACT ON BUSINESS

Our business can be the market leader in regional air mobility

We believe our commitment to electrification will allow our business to achieve rapid growth and expand margins

PRO FORMA REVENUE GROWTH OUTLOOK (RANGES)


$112.5M
$107.5M
$230M
$210M
2023
2025
Long Term

Key drivers

- Open new routes
- Roll out fleet order
- Expand margin with electrified fleet

Key outcomes

- 20%-25% Revenue CAGR[1]
- 35%-45% gross profit trajectory
- Lower emissions
- Expanded revenue streams from electrification
- Massive network of passengers and pilots

Note: Revenue growth guidance

SAM ©2023 SURF AIR MOBILITY

INVESTOR PRESENTATION | SEPTEMBER 2023

WHAT'S NEXT

Upside drivers



M&A

Consolidator of regional air mobility services

We know operators, aircraft, regional network targets

Aircraft-as-a-Service[1]

Enterprise software, aircraft finance & leasing, and ability to bring to market other clean-sheet aircraft

In partnership with Palantir & Jetstream

Electrifying other aircraft

Replicating our unique approach across the turboprop category

Electrification technology we're developing is scalable to other aircraft types

(1) Aircraft-as-a-Service (ACaaS) is a product SAM intends to offer, bundling aircraft leasing, powertrain maintenance and operating software for both conventional internal combustion and electrified aircraft

SAM ©2023 SURF AIR MOBILITY

INVESTOR PRESENTATION | SEPTEMBER 2023

Executive team



STAN LITTLE
Chief Executive Officer
SOUTHERN · MOKULELE AIRLINES



SUDHIN SHAHANI
Co-founder
SURFAIR



LIAM FAYED
Co-founder
SURFAIR



DEANNA WHITE
Chief Financial Officer
Former CEO & CFO,
Bombardier Flexjet
KITTYHAWK · FLEXJET



DAVID ANDERMAN
Chief Legal Officer
Former GC,
SpaceX & LucasFilm
SPACEX · LUCASFILM Ltd



IDO GRUBERGER
Chief Strategy Officer
Former consultant,
BCG
BCG BOSTON CONSULTING GROUP



FRED REID
Global Head of BD
Former CEO, Virgin America
Former President, Lufthansa & Delta
Virgin america · Lufthansa · DELTA · KITTYHAWK · FLEXJET · airbnb



KEN BIELER
VP of Technical Operations
Former Director Engineering,
Virgin America
McDONNELL DOUGLAS · UNITED · wisk · Virgin america

Board of directors



CARL ALBERT



ED MADY



TYLER PAINTER



TY BLAND



JOHN D'AGOSTINO



BRUCE HACK



SUDHIN SHAHANI



STAN LITTLE

© 2 0 2 3 S U R F A I R M O B I L I T Y I N V E S T O R P R E S E N T A T I O N | S E P T E M B E R 2 0 2 3